UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2016

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 867-8383

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Hispanica International Delights of America, Inc. (the “Company”) previously filed a Current Report on Form 8-K on July 8, 2016, (the “Original Form 8-K”), reporting the closing of its acquisition all of the issued and outstanding common stock (“Shares”) of Energy Source Distributors, Inc., a California corporation (“ESD”) from its three shareholders. The purchase price for the Shares (“Purchase Price”) was $450,000.00 which was paid in full at closing from funds drawn from a Credit Agreement. As a result of the Purchase Agreement, ESD is a wholly-owned subsidiary of the Company. This Current Report on Form 8-K/A is being filed solely for the purposes of amending the Original Form 8-K to provide the financial information related to such acquisition as required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Pursuant to Rule 8-04(b) of Regulation S-X (17 CFR 210.3-05(b)), the Energy Source Distributors, Inc., a California corporation, audited financial statements, and notes related thereto, as of and for the years ended December 31, 2014 and 2015 is filed herewith.

(b) Pro-Forma Financial Information.

Pursuant to Rule 8-05 of Regulation S-X (17 CFR 210), the unaudited pro forma consolidated balance sheets and statements of operations of the Company for the period ended May 31, 2016, along with the notes to such unaudited pro-forma consolidated financial information, are filed herewith.

Item 9.01 Exhibits

		Incorporated by reference
Exhibit	Description	Form	Exhibit	Filing date
10.1	Senior Secured Revolving Credit Facility Agreement	8-K	10.1	7/8/2016
10.2	Stock Purchase and Sale Agreement	8-K	10.2	7/8/2016
10.3	Amendment Number One to Stock Purchase Agreement	8-K	10.3	7/8/2016
10.4	Executive Employment Agreement	8-K	10.4	7/8/2016
23.1*	Consent of Hall & Company Certified Public Accountants and Consultants

*       Filed herewith

IRVINE, CALIFORNIA 92618

(949) 910-HALL (4255)

FAX (949) 910-4256

HALL&COMPANY Certified Public Accountants, Inc.

TAX, FINANCIAL AND MANAGEMENT CONSULTING SERVICES

Independent Auditors’ Report

To the Directors of

Energy Source Distributors, Inc.

We have audited the accompanying financial statements of Energy Source Distributors, Inc. (the “Company”), which comprise the balance sheets as of December 31, 2015 and 2014 and the related statement of income, changes in stockholders’ equity (deficit) and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As noted in Note 5 to the financial statements, the Company was acquired by a third-party entity. Accordingly, the Company is now a wholly-owned subsidiary of the acquirer.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Energy Source Distributors, Inc. as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Irvine, California

August 29, 2017

ENERGY SOURCE DISTRIBUTORS, INC.

BALANCE SHEETS

December 31,

	2015	2014

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$146,792	$117,841
Accounts receivable, net	157,401	62,361
Inventories	451,515	410,994
Prepaid expenses and other assets	6,728	—

TOTAL CURRENT ASSETS	762,436	591,196

NON-CURRENT ASSETS:
Property and equipment, net	27,891	31,033
Other assets	—	5,266

TOTAL NON-CURRENT ASSETS	27,891	36,299

TOTAL ASSETS	$790,327	$627,495

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$295,726	$234,505
Due to related parties	129,000	171,264

TOTAL CURRENT LIABILITIES	424,726	405,769

COMMITMENTS AND CONTIGENCIES

STOCKHOLDERS' EQUITY:
Common stock, no par value; 1,000,000 shares
authorized, issued and outstanding	109,726	109,726
Retained earnings	255,875	112,000

TOTAL STOCKHOLDERS' EQUITY	365,601	221,726

	$790,327	$627,495

See accompanying notes to these financial statements and independent auditors report.

.

ENERGY SOURCE DISTRIBUTORS, INC.

STATEMENTS OF INCOME

For The Years Ended December 31,

	2015	2014

NET SALES	$2,805,367	$2,277,694

COST OF SALES	2,036,132	1,643,325

GROSS PROFIT	769,235	634,369

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES	635,899	450,777

INCOME FROM OPERATIONS	133,336	183,592

OTHER INCOME (EXPENSE)
Other income	11,500	—

TOTAL OTHER INCOME, NET	11,500	—

INCOME BEFORE PROVISION FOR INCOME TAX	144,836	183,592

PROVISION FOR INCOME TAXES	961	1,222

NET INCOME	$143,875	$182,370

See accompanying notes to these financial statements and independent Auditors’ report.

ENERGY SOURCE DISTRIBUTORS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

For The Years Ended December 31, 2015 and 2014

				(Acumulated
				Deficit)
	Common Stock			Retained
	Shares	Amounts	Distributions	Earnings	Total

Balance, January 1, 2014	1,000,000	$109,726	$(43,336)	$(70,370)	$(3,980)

Net income	—	—	—	182,370	182,370

Balance, December 31, 2014	1,000,000	$109,726	$(43,336)	$112,000	$178,390

Net income	—	—	—	143,875	143,875

Balance, December 31, 2015	1,000,000	$109,726	$(43,336)	$255,875	$322,265

See accompanying notes to these financial statements and independent Auditors’ report.

ENERGY SOURCE DISTRIBUTORS, INC.

STATEMENTS OF CASH FLOWS

For the Years Ended December 31,

	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$143,875	$182,370

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	14,462	10,331
Bad debt expense	51,480	24,476
Gain from sale of fixed assets	(11,500)	—
Changes in operating assets and liabilities:
Accounts receivable	(146,520)	(28,347)
Prepaid expense and other current asset	(1,462)	—
Inventory	(40,521)	(35,529)
Accounts payable	45,036	(40,848)
Accrued expenses	16,185	(6,392)

NET CASH PROVIDED BY OPERATING ACTIVITIES	71,035	106,061

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments to related parties	(42,264)	(25,500)
Proceeds from sale of fixed assets	11,500	—
Purchase of property and equipment	(11,320)	(570)

NET CASH USED IN INVESTING ACTIVITIES	(42,084)	(26,070)

Change in cash and cash equivalents	28,951	79,991
Cash and cash equivalents, beginning of year	117,841	37,850

Cash and cash equivalents, end of year	$146,792	$117,841

Supplemental Disclosure of Cash Flow Information:
Cash paid for the year
Income taxes	$961	$800

See accompanying notes to these financial statements and independent auditors’ report.

ENERGY SOURCE DISTRIBUTORS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and December 31, 2014

NOTE1 –NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Energy Source Distributors, Inc., “ESD”, the “Company” was incorporated in California on
January 2, 2007. The Company markets and sells traditional Hispanic and other beverages throughout California.

Basis of Presentation

The accompanying condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of management, all adjustments considered necessary for a fair presentation of the periods presented have been included. All such adjustments are of a normal recurring nature.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenue streams of the Company: Revenue is recognized at the time the product is delivered. Provision for sales returns is estimated based on the Company's historical return experience. Revenue is presented net of returns.

Use of Estimates

The preparation of condensed financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the balance sheets and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Income Taxes

The Company is organized under the provisions of Subchapter S of the Internal Revenue Code. Under the provisions of the Subchapter S Code, the Company is not taxed on its income, nor is the Company allowed a net operating loss carryback or carryforward as a deduction. Instead, the Stockholders of the Company are liable for any income tax on the Company’s income tax. Accordingly, no provision for income tax liability has been made in the accompanying condense financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

ENERGY SOURCE DISTRIBUTORS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and December 31, 2014

NOTE 1 –NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

The Company extends credit to its customers in the normal course of business and performs ongoing credit evaluations of its customers, maintaining an allowance for potential credit losses. Uncollectible accounts are written off at the time they are deemed uncollectible.

Accounts receivable is reported net of the allowance for doubtful accounts. The allowance is based on management's estimate of the amount of receivables that will actually be collected. The balance in the Company’s allowance for doubtful accounts as of December 31, 2015 and December 31, 2014, amounted to $153,585 and $122,310, respectively.

Inventory

Inventory consists of finished goods and is stated at the lower of cost (first-in, first-out) or market value. During 2015, the Company recorded an adjustment to its inventory balance and a charge to its cost of sales in the amount of $103,091 as a write-off of obsolete inventory.

Property and Equipment

The Company’s property and equipment consists of the following:

	As of December 31,	As of December 31,
	2015	2014
Vehicles and other equipment	$199,722	$208,402
Less: accumulated depreciation	(171,831)	(177,369)
	$27,891	$31,033

During 2015, the Company sold a fully-depreciated vehicle for $11,500.

Fair Value Measurements

The Company applies fair value accounting for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as risks inherent in valuation techniques, transfer restrictions and credit risk. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 Inputs: Quoted prices in active markets for identical assets or liabilities.

ENERGY SOURCE DISTRIBUTORS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and December 31, 2014

NOTE 1 –NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value Measurements (Continued)

Level 2 Inputs: Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Inputs: Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

Pursuant to ASC No. 820. "Fair Value Measurement and Disclosures," the Company is required to estimate the fair value of all financial instruments included on its balance sheet. The Company considers the carrying value of such amounts in the financial statements to approximate their fair value due to the short-term nature of these financial instruments.

Long Lived Assets

The Company reviews long-lived assets with finite lives for impairment upon the occurrence of certain events or circumstances that indicate the related amounts may be impaired. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. Based on its analysis, the Company determined that as of December 31, 2015 and 2014, there was no impairment of long-lived assets. There can be no assurance, however, that market conditions will not change or demand for the Company’s services will continue which could result in impairment related to the Company’s long-lived assets.

Recent Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncement, if adopted, would have a material effect on the accompanying financial statements.

NOTE 2 - CONCENTRATION OF CREDIT RISK

Sales and Accounts Receivable

During the year ended December 31, 2015, sales to 5 customers accounted for approximately 43% of the Company's net sales or approximately $1,215,000, and 4 customers had accounts receivable balances of approximately 35% or approximately $55,000, at December 31, 2015.

During the year ended December 31, 2014, sales to 3 customers accounted for approximately 41% of the Company's net sales or approximately $943,000, and 5 customers had accounts receivable balances of approximately 54% or approximately $33,500, at December 31, 2014.

NOTE 3. COMMITMENTS AND CONTINGENCIES

The Company leases approximately 12,000 square feet of warehouse and general office space located in Gilroy, California at a base rent of $4,480 per month. The lease terminated on April 30, 2016.

Rent expense for the year ended December 31, 2015 and 2014 totaled $60,672 and $56,448, respectively.

ENERGY SOURCE DISTRIBUTORS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 and December 31, 2014

NOTE 4. DUE TO RELATED PARTIES

From time to time, the Company borrows funds from related parties. The borrowings are non-interest bearing and due on demand. During the years ended December 31, 2015 and 2014, amounts due to related parties was $129,000 and $171,264, respectively. In connection with the sale of the Company, such amounts were forgiven (see Note 5).

NOTE 5. SUBSEQUENT EVENTS

Effective July 7, 2016, the Company was acquired by Hispanica International Delights of America, Inc., (“HISP”) by selling all of the outstanding shares of common stock for $450,000.

Unaudited Pro Forma

Condensed Financial Information

Year Ended May 31, 2016

			Pro Forma		Pro Forma
	HISP	ESD	Adjustments	Notes	Combined
Current assets:
Cash and equivalents	$27,241	$268,942	$(268,942)	(a)	$27,241
Accounts receivable	1,692	196,429	(196,429)	(a)	1,692
Prepaid expenses	14,740	6,728	$(6,728)	(a)	14,740
Inventory	12,887	409,132	$(409,132)	(a)	12,887
Total current assets	56,560	881,231	(881,231)		56,560

Property plant and equipment, net	—	23,195	36,805	(a)	60,000

Other assets	—	—	350,000	(c)	350,000

Total assets	$56,560	$904,426	$(494,426)		$466,560

Liabilities
Accounts payable and accrued expenses	$28,051	$323,023	$(257,863)	(a)	$93,211
Other current liabilities	20,880				20,880
Notes payable	31,500	—	543,000	(a) (b)	574,500
Total current liabilities	80,431	323,023	285,137		688,591

Oher liabilities	55,025	—	—		55,025

Total Stockholders' Equity (Deficit):	(78,896)	581,404	(779,564)		(277,056)

Total Liabilities and Stockholders' Equity (Deficit)	$56,560	$904,426	$(494,426)		$466,560

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the year ended May 31, 2016

			Pro Forma		Pro Forma
	HISP	ESD	Adjustments	Notes	Combined

Product sales, net	$193,734	$2,761,521	$—		$2,955,255
Cost of goods sold	215,997	2,153,470	—		2,369,466
Gross income	(22,263)	608,051	—		585,788

Selling general and administrative expenses	342,506	566,915	40,000	(d)	949,422

Net Income/(loss) before other income and expenses	(364,769)	41,136	(40,000)		(363,633)

Other income and (expenses)	(35,438)	(1,201)	(158,160)	(e)	(194,799)

Net Income/(loss)	$(400,206)	$39,935	$(198,160)		$(558,431)

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

Hispanica International Delights of America, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Note 1. — Basis of presentation

The unaudited pro forma condensed financial statements are based on Hispanica International Delights of America, Inc’s. (the “Company”) historical financial statements as adjusted to give effect to the acquisition of Energy Source Distributors, Inc. (“ESD”) and the debt issuance necessary to finance the acquisition. The unaudited pro forma statement of operations for the year ended May 31, 2016 gives effect to the ESD acquisition as if it had occurred on June 1, 2015. The unaudited pro forma balance sheet as of May 31, 2016 gives effect to the ESD acquisition as if it had occurred on May 31, 2016.

Note 2 — Preliminary purchase price allocation

On July 5, 2016, the Company acquired all of the outstanding stock of ESD and certain assets from ESD for total consideration of $450,000. The Company financed the acquisition by borrowing the purchase price and closing fees from TCA. The unaudited pro forma condensed financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired from ESD based on management’s best estimates of fair value.

The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.

The following table shows the preliminary allocation of the purchase price for ESD to the acquired identifiable assets and pro forma intangible asset:

Total purchase price	$450,000
Property, plant and equipment	75,000
Liabilities assumed	—
Total intangible assets	$375,000

Note 3 — Pro forma adjustments

The pro forma adjustments are based on our estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet

(a) Reflects the adjustment for assets and liabilities not acquired.

(b) Reflects the term loan issuance of $543,000 necessary to finance the acquisition.

(c) Reflects the acquisition of intangible assets, which represents the estimated fair value of the customer lists acquired.

Adjustments to the pro forma condensed statements of operations

(d) Reflects the depreciation related to the acquired property and equipment and the amortization of the Intangible assets acquired.

(e) Reflects the additional interest expense related to the loan issuance of $543,000 with a fixed 12% annual interest rate and the financing costs paid to TCA in the amount of $93,000.

Note 4 — Commitments

In connection with the acquisition of ESD, the Company assumed a lease for approximately 12,000 square feet of warehouse space located in Gilroy, California at a base rent of $5,248 per month. The lease terminates on June 30, 2021. In addition, the Company entered into an employment agreement with a general manager for a period of one year at a cost of $58,000. The employment agreement expired in July 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

Date: August 31, 2017	By: /s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo